Northwestern Mutual Series Fund, Inc.
Supplement Dated October 12, 2023 to the
Statement of Additional Information Dated May 1, 2023
This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2023, as supplemented June 7, 2023 and July 25, 2023. You should read this Supplement together with the SAI.
Appendix D – Portfolio Managers Update – Small Cap Growth Stock Portfolio
David Siegle has joined Mammen Chally as a co-portfolio manager for the Small Cap Growth Stock Portfolio (the “Portfolio”). Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-98 is amended to add the following information for Mr. Siegle (such information is effective as of September 30, 2023).
Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Siegle	Small Cap Growth Stock Portfolio	12 registered investment companies with approximately $22.4 billion in total assets under management	11 other pooled investment vehicles with approximately $2.0 billion in total assets under management
16 other accounts
with
approximately
$4.2 billion in
total assets under
management. 2
other accounts
with
approximately
$946 million in
total assets which
charges an
advisory fee
based on the
performance of
the account

As of September 30, 2023, Mr. Siegle did not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Small Cap Growth Stock Portfolio.
Appendix D – Portfolio Managers Update – Short-Term Bond Portfolio
Effective October 1, 2023, Steve Kohlenstein has joined Michael Reinartz as a co-portfolio manager for the Short-Term Bond Portfolio (the “Portfolio”). Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-98 is amended to add the following information for Mr. Kohlenstein (such information is effective as of September 30, 2023).

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Steve Kohlenstein	Short-Term Bond Portfolio	1 registered investment company with approximately $48.6 billion in total assets under management	No other pooled investment vehicles	No other accounts
As of September 30, 2023, Mr. Kohlenstein did not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Short-Term Bond Portfolio.
Fee Update – Large Company Value Portfolio, Inflation Protection Portfolio, Mid Cap Value Portfolio, Domestic Equity Portfolio
Effective November 1, 2023, the SAI is amended by replacing the third, fourth and fifth sentences of the paragraph relating to sub-advisory fees for American Century Investment Management, Inc. (“American Century”) relating to the Large Company Value, Inflation Protection, and Mid Cap Value, Portfolios that appears on page B-63 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:
“For the services provided for the Large Company Value Portfolio, Mason Street Advisors pays American Century a fee at an annual rate of 0.28% on the first $500 million of assets, 0.25% on the next $500 million and 0.23% on assets in excess of $1 billion. For the Mid Cap Value Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.39% on the first $1 billion of assets and 0.35% on assets over $1 billion. For the services provided to the Inflation Protection Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.12% on the first $200 million of assets and 0.08% on assets over $200 million.”
Effective November 1, 2023, the SAI is further amended by replacing the ninth sentence of the paragraph relating to sub-advisory fees for Delaware Investment Fund Advisers (“Delaware”) relating to the Domestic Equity Portfolio that appears on page B-63 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:
“For services provided on behalf of the Domestic Equity Portfolio, Mason Street Advisors pays Delaware at the annual rate of 0.35% of the first $100 million of the Portfolio assets, 0.30% on the next $100 million, 0.20% on the next $300 million, and 0.175% on assets in excess of $500 million.”
Please retain this Supplement for future reference.